UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 21, 2007

uVuMobile, Inc.
(Exact name of registrant as specified in charter)

Delaware	000-26809	91-1962104
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

3505 Koger Boulevard, Suite 400, Duluth, GA		30096
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 279-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously announced in February 2007, uVuMobile, Inc. (the “Company”) launched its new mobile platform which delivers innovative, interactive audio and video-based wireless applications to customers. The Company has shifted its business model to allow uVuMobile™ to focus engineering and new business efforts on its revenue generating business-to-business mobile platform, video delivery services and products, such as mobile video piping, hosting, IPTV, transcoding, and Mobilecasting™. In connection with this shift in business model, as of June 21, 2007, the Company has started a process of transitioning out of its branded direct-to-consumer mobile television subscription business in order to continue its focus on providing products developed for the new platform, including advertising supported, free to consumer white labeled hosted video content.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

uVuMobile, Inc.

Dated: June 25, 2007	By:	/s/ William J. Loughman
Name: William J. Loughman
Title: Chief Financial Officer